UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

SALAMON GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada	000-50530	93-1324674
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1401 F Street, Suite 200, Modesto, CA 95354- 2557
(Address of principal executive offices)

(778) 753-5675
Registrant’s telephone number

______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2012, Mr. Stéphane Bertrand was appointed as a director of Salamon Group Inc. (the “Company”), by the Company’s Board of Directors.

Stephane Bertrand, Director

Mr. Bertrand is President of SBCG and is Executive Director of the International Summit of Cooperatives and was Executive Director of the World Energy Congress - Montreal 2010.

Mr. Bertrand has carried out various mandates within the energy sector, specifically natural gas, wind power, and small hydroelectric power plants. In 2010-2011 he chaired the Energy Committee of the Plan Nord (Quebec Government's policy). He is currently working for the mining and Aluminum industry Cycle Capital Management (venture capital), ENERKEM and le Mouvement Desjardins.

Mr. Bertrand previously served as Chief of Staff for the Premier of Québec. The position and the responsibilities that went with this job have no equivalent on the labour market.

Mr. Bertrand coordinated the government's activities for more than 4 years. He has been directly involved in formulating all the government's policies, communications, research, and crisis management strategies.

Mr. Bertrand previously held the positions of Director, and subsequently Vice-President, Communications, Public and Government Affairs for Gaz Métro Limited Partnership, as a member of the company's Board of Directors. Mr. Bertrand acted also as Chair of the Standing committee on Public Affairs of the Canadian Gas Association during 5 years. He was also Director of Research and Communications, and subsequently Executive Director of the Quebec Liberal Party. Prior to this, he was Vice President, Planning and Development for the Société financière des Caisses populaires Desjardins. He was also Chief of Staff and Economist, responsible for Press Relations, in the office of the Deputy Minister of Finance and Privatization and the office of the Minister of Cultural Affairs of Québec.

The appointment was approved by the Board of Directors of the Company on March 13, 2012.

The Company has never granted any options to any of its directors or officers, nor has it entered into any employment or consulting agreements with any of its officers or named executive officers.

SECTION 8 OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On March 13, 2012, the Company issued a press release announcing the appointment of Mr. Bertrand which is filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated March 13, 2012 of Salamon Group, Inc., announcing the appointment of Mr. Stéphane Bertrand

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALAMON GROUP, INC.

By: /s/ Michael Matvieshen
        Michael Matvieshen
        Chief Executive Officer

Date: March 14, 2012